HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042                                       HV-7969 - State of Iowa Retirement Investors Club 403(b)

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Supplement dated October 8, 2014 to your Prospectus

REORGANIZATION POSTPONEMENT

MUNDER MID-CAP CORE GROWTH FUND INTO

VICTORY MUNDER MID-CAP CORE GROWTH FUND - CLASS Y

The fund reorganization and addition effective dates for the above funds are hereby changed to the close of trading on the New York Stock Exchange on October 31, 2014.

In addition, you will no longer be able to allocate new Contributions or make transfers to the Merging Fund Sub-Account, including program trades, after the close of business of the New York Stock Exchange on October 31, 2014.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.